January 19, 1996



                DREYFUS BASIC MUNICIPAL FUND, INC.
                . Dreyfus BASIC Municipal Money Market Portfolio
                . Dreyfus BASIC Intermediate Municipal Bond Portfolio . Dreyfus BASIC Municipal Bond Portfolio

                          Supplement to Prospectus
                           Dated December 1, 1995

     The following information supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Management of the Fund":

     The primary portfolio manager for each Longer Term Portfolio is Douglas Gaylor. He has held this position since January 17, 1996 and has been employed by The Dreyfus Corporation since January 1, 1996. From 1993 through 1995, Mr. Gaylor was a Portfolio Manager in the Investment Management and Research group at PNC Bank, and from 1990 to 1993, Mr. Gaylor was a Senior Municipal Investment Officer with Wilmington Trust Company.